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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 7, 2001
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                        (Date of earliest event reported)

                                  CIPRICO INC.
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               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   0-11336                 41-1749708
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     (State or Other         (Commission File No.)         (IRS Employer
      Jurisdiction                                       Identification No.)
    of Incorporation)

                      2800 CAMPUS DRIVE, PLYMOUTH, MN    55441
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               (Address of Principal Executive Offices)(Zip Code)

                                 (763) 551-4000
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              (Registrant's Telephone Number, Including Area Code)

                                      NONE
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

On February 7, 2001 Ciprico, Inc. ("Ciprico" or "the Company") completed the acquisition of the SANStar technology from ECCS, Inc. Under the terms of the agreement, Ciprico acquired all of the assets, rights, and intellectual property related to SANStar, a clustered, high reliability, network-connected storage management software system, for approximately $600,000 cash. This software will become a key element of a new storage and computing strategy, AHA!, currently under development by Ciprico. In addition to the technology acquisition, Ciprico has also hired the New Jersey based software development team.

The majority of the purchase price will be expensed, as the technology acquired will be used in current research and development activities. As a result, Ciprico expects a one-time charge of approximately $400,000 or $.08 per share on an after tax basis during the second quarter of fiscal 2001. In addition, Ciprico expects that its R&D spending for the remainder of the year will increase as a result of the development activities from this acquisition.

Certain statements in this Form 8-K are forward-looking and should be read in conjunction with cautionary statements in Ciprico's SEC filings, reports to shareholders and other news releases. Such forward-looking statements, which reflect our current view of future events and financial performance, involve known and unknown risks that could cause actual results and facts to differ materially from those expressed in the forward-looking statements for a variety of reasons. Some of these reasons include the integration of the recently acquired technology and personnel; impact on revenues and earnings of the timing of product enhancements and new product releases; market acceptance of new products; sales and distribution issues; competition; dependence on suppliers; dependence on the cost of disk drives; limited backlog and the historic and recurring pattern of a disproportionate percentage of total quarterly sales occurring the last month and weeks of a quarter. Investors should take such risks into account when making investment decisions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Ciprico undertakes no obligation to update publicly or revise any forward-looking statements.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        CIPRICO, INC.

Date: February 13, 2001                 By: /s/ THOMAS S. WARGOLET
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                                            Thomas S. Wargolet
                                            Vice President of Finance, Chief
                                            Financial Officer and Secretary